SUPPLEMENT DATED OCTOBER 27, 2006

TO PROSPECTUS DATED MAY 1, 2006

LEGACY BUILDER PLUS

Issued through

Separate Account VUL-A

By

Transamerica Life Insurance Company

The following disclosure supplements the Prospectus:

On November 1, 2006, the Janus Growth portfolio of the AEGON/Transamerica Series Trust will merge into the Transamerica Equity portfolio. The sub-adviser will also change from Janus Capital Corporation to Transamerica Investment Management, LLC. This portfolio will not change investment objective or advisory fees.

All references in your prospectus to the Janus Growth subaccount should be read as Transamerica Equity subaccount. All references in your prospectus to Janus Capital Corporation as sub-adviser should be read as Transamerica Investment Counsel, LLC.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2006 PRODUCT PROSPECTUS